                                                                   EXHIBIT 10.2


                                 THIRD AMENDMENT

                                       to

                                 LOAN AGREEMENT

     This THIRD AMENDMENT (this "Amendment"), dated as of 29 October 1999 by and among (a) GFE GESELLSCHAFT FUR ELEKTROMETALLURGIE MIT BESCHRANKTER HAFTUNG, a German corporation having its principal place of business at Hofener Stra(beta)e 45, 90431 Nurnberg ("GfE Holding Company"), GFE UMWELTTECHNIK GMBH, a German corporation having its principal place of business at Hofener Stra(beta)e 45, 90431 Nurnberg ("GfE UT"), GFE GIE(BETA)EREI- UND STAHLWERKSBEDARF GMBH, a German corporation having its principal place of business at KreuzStra(beta)e 34, 40210 Dusseldorf ("GfE G&S"), GFE METALLE UND MATERIALIEN GMBH, a German corporation having its principal place of business at Hofener Stra(beta)e 45, 90431 NurnBERG ("GfE M&M"), KERAMED MEDIZINTECHNIK GMBH, a German corporation having its principal place of business at An den Trillers Buschen 2, 07646 Morsdorf/Thuringen ("KERAMED", and collectively with GfE Holding Company, GfE UT, GfE G&S and GfE M&M, the "Borrowers"), and (b) BANKBOSTON, N.A., LONDON BRANCH (the "Bank") is an amendment of the Loan Agreement originally dated as of 20 October 1997 and amended and restated as of 22 July 1998 as further amended pursuant to a First Amendment dated as of 15 August 1998 and a Second Amendment dated as of 15 November 1998 by and among the Borrowers and the Bank (as so amended, the "Loan Agreement").

     WHEREAS, the Borrowers have requested, and the Bank has agreed, subject to the terms and conditions set forth herein, to make certain amendments to the Loan Agreement as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. DEFINED TERMS. Capitalised terms used herein without definition and defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.

     Section 2. AMENDMENTS TO LOAN AGREEMENT. The parties hereby agree to amend the Loan Agreement, to be effective on the Effective Date (as defined in Section 6 hereof), as follows:

            (a) Section 1 of the Loan Agreement is hereby amended as follows:

               (i) by inserting at the end of the definition of "Business Day" the phrase "and, in the case of Loans denominated in Euros, also a day that is a TARGET Day".

               (ii) by inserting at the end of the definition of "Interbank Business Day" the phrase "and, in the case of Loans denominated in Euros, also a day that is a TARGET Day."

               (iii) by inserting the company name "Metallurg International Resources, Inc." in the definition of "U.S. Affiliates" after the company name "MIR (China), Inc.".

               (iv) by deleting the definitions of "ECU" and "Euro Availability Date" in their entirety.

               (v) by deleting the definitions of "EU Treaties", "Euros", "Maturity Date" and "Total Liabilities" in their entirety and replacing them with the following definitions in the appropriate place in the alphabetical order:

               "EU Treaties: The treaty establishing the European Community being the Treaty of Rome of 25 March 1957 as amended by the Single European Act 1986 and by the Treaty on European Union which was signed at Maastricht on 7 February 1992 (and came into being on 1 November
          1993) (the Maastricht Treaty) as further amended from time to time."

               "Euros or e: The single currency of Participating Member States."

               "Maturity Date: October 29, 2004."

               "Total Liabilities: With respect to any Borrower, all liabilities of such Borrower classified as such in accordance with German GAAP and all Indebtedness of such Borrower."

               (iv) Section 1 of the Loan Agreement is hereby amended by inserting the following definitions in the appropriate place in the alphabetical order:

               "EMU: The European Economic and Monetary Union as contemplated by the EU Treaties."

               "EMU Legislation: The legislative measures of the Council of European Union in relation to the EMU."

               "Exempt Subsidiaries: Recovan as of the date when it becomes a Subsidiary of GfE UT in accordance with Section 17."

               "Participating Member State: A member state of the European Union that adopts a single currency in accordance with the EU Treaties."

               "Recovan: Recovan S.p.A., an Italian corporation incorporated on September 7, 1999 with initial capital of 500,000 shares of common stock of Lire 1,000 each and its registered office at Catania, Italy."

               "Recovan Formation: The incorporation of Recovan pursuant to the Recovan Formation Documents whereby GfE UT becomes the legal and beneficial owner of 60% of the capital stock thereof."

               "Recovan Formation Documents: Collectively, all material definitive contracts, agreements, instruments and documents evidencing or relating to the Recovan Formation each in the form delivered to the Bank regarding the completion of the Recovan Formation."

               "Restricted Subsidiaries: All Subsidiaries of the Borrowers other than Exempt Subsidiaries."

               "TARGET: The Trans-European Automated Real-Time Gross Settlement Express Transfer System."

               "TARGET Day: A day in which TARGET is operating."

          (b) Section 2.1(a) of the Loan Agreement is hereby amended by deleting therefrom the phrase "; provided, further, that no Borrower may borrow any sums in Euros prior to the Euro Availability Date".

          (c) Section 2.1(f) of the Loan Agreement is hereby amended by deleting therefrom the phrase "between the Euro Availability Date and the Maturity Date".

          (d) Section 6.1 and Section 6.3 of the Loan Agreement are hereby amended by inserting the word "Restricted" immediately prior to each instance of the word "Subsidiaries".

          (e) Section 7(l) of the Loan Agreement is hereby amended by inserting the word "Restricted" immediately prior to the word "Subsidiaries".

          (f) Section 7(o) of the Loan Agreement is hereby amended by inserting the word "Restricted" immediately prior to the word "Subsidiaries".

          (g) Section 9.1(a) of the Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

              "(a) furnish the Bank:

               (i) as soon as available, but in any event (A) within one hundred twenty (120) days after the close of each fiscal year, audited consolidated and consolidating Financials prepared in accordance with German GAAP and (B) within ninety (90) days after the close of each fiscal year, audited Financials prepared in accordance with U.S. GAAP, and with respect to German GAAP, Financials for each of the Borrowers for such fiscal year with all required note disclosures, all certified by the Borrowers' accountants, together with a statement from such accountants as to the absence, to their knowledge, of any Event of Default;

               (ii)  as soon as available, but in any event within (1) sixty
          (60) days after the end of the first, second and third fiscal quarters of each fiscal year, and (2) ninety (90) days after the end of the fourth fiscal quarter of each fiscal year, the (A) unaudited Financials prepared in accordance with German GAAP and (B) unaudited Financials prepared in accordance with U.S. GAAP, in each case of the Borrowers and their Subsidiaries for such quarter certified by the Borrowers' chief financial officer or chief accounting officer or treasurer, together with comparisons to the most recently delivered business plan of the Borrowers describing any material variations therefrom;

               (iii) as soon as available, but in any event within forty-five
          (45) days after the end of the first and second fiscal months of each fiscal quarter, the (A) unaudited Financials prepared in accordance with German GAAP and (B) unaudited Financials prepared in accordance with U.S. GAAP, in each case of the Borrowers and their Subsidiaries for such month with comparisons to the Financials for the same fiscal month of the previous fiscal year, certified by the Borrowers' chief financial officer or chief accounting officer or treasurer, together with comparisons to the most recently delivered business plan of the Borrowers describing any material variations therefrom;

               (iv) together with its monthly, quarterly and annual Financials, a certificate of the Borrower Agent setting forth computations demonstrating compliance with the Borrowers' financial covenants set forth herein, and certifying that no Default or Event of Default has occurred, or if it has, describing the actions taken by the Borrowers with respect thereto;

               (v) within twenty (20) days following the end of each calendar month (or at such other interval as the Bank may from time to time specify), a Borrowing Base Report from the Borrower Agent with respect to each Borrower updating all components of such Borrower's Borrowing Base and recalculating such Borrower's Borrowing Base on the basis thereof, together with a comprehensive receivables ageing report for such Borrower, accounts payable report and inventory designations of such Borrower as of the end of such month as the Bank may have reasonably requested, and together with such other supporting schedules and documentation as set forth on Exhibit A hereto or as the Bank may have reasonably requested;

               (vi) by December 31 of each fiscal year, the Borrowers' business plan for the immediately following fiscal year;

               (vii) from time to time as and when requested by the Bank such reconciliations and financial information necessary in order for the Bank to determine compliance with the financial covenants set forth in
          Section 9.3;

               (viii) as soon as practicable but, in any event, concurrently with the consummation of the KERAMED Disposition, copies of the material definitive contracts, agreements and instruments evidencing or relating to the KERAMED Disposition and a computation in reasonable detail of the net cash proceeds therefrom;

               (ix) as soon as practicable but, in any event, concurrently with the execution of the MIR Lease, copies of the material definitive contracts, agreements and instruments evidencing or relating to the MIR Lease and a computation in reasonable detail of the net cash proceeds therefrom;

               (x) as soon as practicable but, in any event, concurrently with the execution of the Splitting Agreement, copies of the material definitive contracts, agreements and instruments evidencing or relating to the Splitting Agreement and a computation in reasonable detail of the net cash proceeds therefrom; and

               (xi) from time to time such other information concerning the Borrowers as the Bank may reasonably request;"

          (g) Section 9.1(c) of the Loan Agreement is hereby amended by inserting the parenthetical phrase "(excluding Recovan which shall maintain its chief executive office in Italy)" immediately after the word "Germany".

          (h) Section 9.1(d) of the Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

              "(d) notify the Bank promptly in writing of (A) the occurrence of any Default or Event of Default, (B) any noncompliance with or obligation under any Requirement of Law or proceeding in respect thereof which would be reasonably likely to have a Materially Adverse Effect, (C) any change of address, (D) any pending or, to the knowledge of the Borrowers, threatened litigation or similar proceeding affecting the Borrowers, or any material change in any such litigation or proceeding previously reported, where such litigation or proceeding could reasonably be expected to have a Materially Adverse Effect,
(E) any notice which any of the Borrowers has received under any supply or other contract terminating or threatening to terminate the provisions of supply or the provisions of other goods or services or otherwise claiming a default thereunder where such termination or default could be reasonably expected to have a

Materially Adverse Effect, (F) the occurrence and details relating to any bankruptcy, insolvency, liquidation, reorganisation, dissolution or similar case or proceeding relating to any of the Borrowers or their Subsidiaries, (G) any claims against any material amount of assets constituting Collateral or properties of the Borrowers constituting Collateral, in either case excluding general litigation claims for monetary damages, as to which subclause (D) above shall apply and (H) upon the request of the Agent, any testing or environmental site assessment reports conducted at any Real Estate of any of the Borrowers and submitted to any federal or state regulatory agency or authority;

          (i) Section 9.2(a) of the Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

              "(a) create, incur or assume any Indebtedness other than (i) Indebtedness to the Bank arising under the Loan Documents, (ii) current liabilities of the Borrowers incurred in the ordinary course of business not incurred through the borrowing of money or the obtaining of credit except credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services, (iii) Indebtedness in respect of taxes or other governmental charges contested in good faith and by appropriate proceedings and for which adequate reserves have been taken; (iv) long-term Indebtedness to Dresdner Bank which does not exceed DM 3,200,000 in cumulative aggregate amount and refinancings thereof which do not exceed the amount refinanced provided that such Indebtedness is secured only by the fixed assets of the Borrowers, (v) long-term Indebtedness incurred by KERAMED which does not exceed DM 1,000,000 in cumulative aggregate amount and refinancings thereof which do not exceed the amount refinanced provided that such Indebtedness is secured only by the fixed assets of KERAMED, (vi) unsecured Indebtedness incurred by KERAMED with respect to an overdraft/revolving credit facility which does not exceed DM 750,000 in cumulative aggregate amount and refinancings thereof which do not exceed the amount refinanced, (vii) Indebtedness owed by any Borrower to another Borrower, (viii) unsecured Indebtedness with respect to foreign exchange contracts, (ix) long-term Indebtedness of GfE Holding Company to IKB Deutsche Industriebank which does not exceed DM 16,000,000 in cumulative aggregate amount and refinancings thereof which do not exceed the amount refinanced provided that such Indebtedness is secured only by the fixed assets of the Borrowers, (x) Indebtedness not included above and listed on Schedule 9.2(a) hereto, (xi) Indebtedness with respect to foreign exchange contracts secured only by cash of the Borrowers, such cash serving as security for such Indebtedness being in an aggregate amount not to exceed the Deutschemark Equivalent of $500,000 at any time for all such Indebtedness, and (xii) unsecured Indebtedness owed (A) by any Borrower to Metallurg, Inc., and (B) by GfE Holding Company to Bank Mendes Gans N.V. ("Bank Mendes") in respect of its borrowings under that certain Interest Set-Off Agreement with Bank Mendes dated 30 September 1998 in the form delivered to the Bank prior to the Effective Date (the "ISO Agreement") provided that all such Indebtedness permitted under this
Section 9.2(a)(xii) does not exceed at any time the Deutschemark Equivalent of $16,500,000 in cumulative aggregate amount;"

          (j) Section 9.2(b) of the Loan Agreement is hereby amended by inserting the words "or their Restricted Subsidiaries" (i) immediately after the words "assets of the Borrowers" and (ii) immediately after the words "business of any of the Borrowers".

          (k) Section 9.2(c) of the Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

              "(c) purchase securities, make loans, issue guaranties or other financial accommodations or make any other investments other than investments
(i) in bank certificates of deposits, bank eurodollar deposits, bank money market funds, government securities, commercial paper, repos and other cash equivalent securities, in each case having maturities of thirty days or less and otherwise reasonably acceptable to the Bank, (ii) in the Operating Accounts,
(iii) by any Borrower in another Borrower, in the form of loans or other extensions of credit, pursuant to the terms and conditions of Section 9.2(a)(vii) hereof, (iv) in bid deposits and similar deposits made in the ordinary course of business, (v) in the bank accounts listed on Schedule 7(o) provided that if at the end of each month the aggregate amount of all funds in all of the Borrowers' accounts listed on Schedule 7(o) (excluding amounts deposited in payroll accounts which are necessary to cover the Borrowers' payroll) exceeds DM 200,000, the Borrowers shall deposit such excess amount in their Operating Accounts, (vi) existing as of the Closing Date in Subsidiaries of the Borrowers existing as of the Closing Date, (vii) existing as of the Closing Date in Intervan GmbH and Columbite Exploration and Development Company (Ghana) Limited, (viii) consisting of the Holding Guarantee, and (ix) by GfE UT in Recovan in connection with the Recovan Formation pursuant to the terms of the Recovan Formation Documents and otherwise in accordance with this Agreement provided that (A) GfE UT becomes the legal and beneficial owner of 60% of the issued share capital of Recovan at completion of the Recovan Formation, (B) the total investment made by GfE UT at completion of the Recovan Formation does not exceed DM 6,600,000, (C) the total capitalised payments by GfE UT payable to the minority partners does not exceed DM 1,500,000 and (D) GfE UT's aggregate obligations under the Recovan Formation Documents does not exceed DM 8,100,000;"

          (l) Section 9.2(d) of the Loan Agreement is hereby amended by inserting at the end of such section the parenthetical phrase "(or the equivalent thereof in any other jurisdiction)".

          (m) Section 9.2(e) of the Loan Agreement is hereby amended by deleting the period at the end of such section and replacing it with "; and".

          (n) Section 9.3(a) of the Loan Agreement is hereby amended by deleting the table therein in its entirety and replacing it with the following table:

                       Borrower                           Amount

                  GfE Holding Company                  DM 4,250,000
                        GfE UT                         DM 2,000,000

                        GfE G&S                        DM 6,000,000
                        GfE M&M                       DM 17,000,000
                        KERAMED                        DM 1,750,000

          (o) Section 9.3(b) of the Loan Agreement is hereby amended by deleting the table therein in its entirety and replacing it with the following table:

                      Fiscal Year                        Amount

                         1999                         DM 8,000,000
                         2000                        DM 25,000,000
                         2001                        DM 20,000,000
                         2002                        DM 19,000,000
                         2003                         DM 8,000,000
                         2004                         DM 7,000,000


          (p) Section 10(e) of the Loan Agreement is hereby amended by inserting the phrase ", any of their Restricted Subsidiaries" immediately after the word "Borrowers".

          (q) The Exhibits to the Loan Agreement are hereby amended by deleting each instance of the words "Frankfurt branch" therein and replacing it with the words "London branch".

          (r) The Loan Agreement is hereby amended by deleting Schedules 7(l), 7(o) and 9.2(a) in their entirety and replacing them with Schedules 7(l), 7(o) and 9.2(a), respectively, attached to this Amendment.

          Section 3. WAIVERS, RATIFICATIONS, ETC.

          (a) Nothing contained in this Amendment shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Bank consequent thereon.

          (b) Except as expressly amended hereby, the Loan Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.

          (c) GfE Holding Company, as Guarantor under and as defined in the Holding Guarantee, hereby (i) consents for all purposes to the amendment of the Loan Agreement as provided herein, (ii) consents to the waiver provided by the Bank contained herein, (iii) confirms that all obligations of the Guarantor under the Holding Guarantee includes all of the indebtedness, obligations and liabilities under the Loan Agreement, as the same may be further amended, varied, substituted, supplemented, restated or novated and in effect from time to time, and (iv) acknowledges that all references to the "Loan

Agreement" in the Holding Guarantee shall refer to the Loan Agreement as amended by this Amendment.

          Section 4. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants (as a Zusicherung im Wege eines
Garantieversprechens) to the Bank as follows:

          (a) The execution and delivery by such Borrower of this Amendment, and the performance by such Borrower of its obligations and agreements under the Loan Agreement as amended and confirmed hereby, are within the corporate authority of such Borrower, have been authorised by all necessary corporate proceedings on behalf of each of them, and do not contravene any provision of law or the charter, other incorporation papers, by-laws or any stock provision or any amendment thereof to which any of them are a party or of any indenture, agreement, instrument or undertaking binding upon any or all of them.

          (b) This Amendment and the Loan Agreement as amended hereby constitute legal, valid and binding obligations of the relevant parties thereto, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganisation, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

          (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by any of them of this Amendment, or the performance by the Borrowers of the Loan Agreement as amended hereby.

          (d) The representations and warranties contained in Section 7 of the Loan Agreement were correct at and as of the date made and are correct as of the date hereof except to the extent of changes resulting from transactions contemplated or permitted by this Amendment or the Loan Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse and except to the extent that such representations and warranties relate expressly to an earlier date; provided that all references therein to the Loan Agreement shall refer to such Loan Agreement as amended hereby.

          (e) As of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default.

          Section 5. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the following conditions precedent:

          (a) Corporate Action. All corporate action necessary for the valid execution, delivery and performance by each of the Borrowers of this Amendment shall have been duly and effectively taken, and evidence thereof satisfactory to the Bank shall have been provided to the Bank.

          (b) Lists of Security Assets. The Bank shall have received updated lists of the Security Assets (as defined in the Security Transfer Agreements) of the Borrowers in accordance with Section 6.1 of the Security Transfer Agreements and otherwise in form and substance satisfactory to the Bank.

          (c) Lists of Receivables. The Lender shall have received updated reports detailing the Receivables (as defined in the Global Security Assignment Agreements) of the Borrowers in accordance with Section 3.3 of the Global Security Assignment Agreements and otherwise in form and substance satisfactory to the Lender.

          (d) Delivery. The Borrowers and the Bank shall have executed and delivered this Amendment and all other documents (in form and substance satisfactory to the Bank in its sole discretion) contemplated thereby and incident thereto.

          (e) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Bank, and the Bank shall have received all information and such counterpart originals or certified or other copies of such documents as the Bank may reasonably request.

          Section 6. EFFECTIVE DATE. The provisions of this Amendment shall become effective as of the date (the "Effective Date") which is the later of the date hereof and the date when the last of the conditions set out in Section 5 has been satisfied.

          Section 7. MISCELLANEOUS PROVISIONS.

          (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Loan Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Loan Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Loan Agreement shall be read and construed as one instrument, and that all references in the Loan Agreement or any of the other Loan Documents to the Loan Agreement shall refer to the Loan Agreement as amended by this Amendment.

          (b) This Amendment is a contract under the laws of the Federal Republic of Germany and shall be construed in accordance therewith and governed thereby.

          (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                                                                   SCHEDULE 7(l)


                          SUBSIDIARIES

                Subsidiaries of GfE Holding Company                 Percent
                                                                   Ownership

                             GfE M&M                                  100%
                             GfE G&S                                  100%
                              GfE UT                                  100%
                             KERAMED                                  100%
                     Societe Miniere du Kivu                           70%
               Recyclingzentrum Mittelfranken GmbH                     75%
          Columbite Exploration and Development Company                50%
                         (Ghana) Limited


                       Subsidiaries of GfE UT                        Percent
                                                                    Ownership

                           Intervan GmbH                               50%
                           Recovan S.p.A.                              60%

                                                                   SCHEDULE 7(o)

1.        Bank Accounts with Dresdner Bank:

-----------------------------------------------------------------------------------------
             Holders                       Account Numbers                   Currency
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
    GfE Holding Company, GfE                                                   DM /
     M&M, GfE G&S and GfE UT                                                 Dollars
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

2.        Bank Accounts with Commerzbank:

-----------------------------------------------------------------------------------------
            Holders                        Account Numbers                    Currency
-----------------------------------------------------------------------------------------
  GfE Holding Company, GfE M&M                                                  DM /
          and GfE G&S                                                         Dollars
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
            KERAMED                                                              DM
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
         Intervan GmbH                                                           DM
-----------------------------------------------------------------------------------------

3.        Bank Accounts with Deutsche Bank Jena:

-----------------------------------------------------------------------------------------
            Holders                        Account Numbers                    Currency
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
            KERAMED                                                              DM
-----------------------------------------------------------------------------------------

4.        Bank Accounts with Sal Oppenheim:

-----------------------------------------------------------------------------------------
            Holders                        Account Numbers                    Currency

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
     GfE Holding Company, GfE M&M                                                DM
              and GfE G&S
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
    Recyclingzentrum Mittelfranken                                               DM
                 GmbH
-----------------------------------------------------------------------------------------

5.        Bank Accounts with Bayerischer Vereinsbank Jena:

                                      -13-

-----------------------------------------------------------------------------------------
         Holders                 Account Numbers                             Currency
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
         KERAMED                                                                DM
-----------------------------------------------------------------------------------------

6.        Bank Accounts with Trinkaus & Burkhardt:

-----------------------------------------------------------------------------------------
         Holders                       Account Numbers                       Currency
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
GfE Holding Company, GfE M&M                                                    DM
       and GfE G&S
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

7.        Bank Account with Bayerische Landesbank:

-----------------------------------------------------------------------------------------
             Holders                      Account Numbers                    Currency
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 Recyclingzentrum Mittelfranken                                                 DM
              GmbH
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

8.          Bank Account with Bank Mendes Gans:

-----------------------------------------------------------------------------------------
        Holders                        Account Numbers                        Currency
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
  GfE Holding Company                                                           DM /
                                                                              Dollars
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

                                                                SCHEDULE 9.2(a)

                                  INDEBTEDNESS


        Indebtedness                 Debtor                        Creditor

                                      None

AS WITNESS the hands of the authorised signatories of the parties hereto the day and year first above written.

SIGNED by for and on behalf of                                      )
GfE GESELLSCHAFT FUR ELEKTROMETALLURGIE                             )
MIT BESCHRANKTER HAFTUNG in the presence of:-                       )


Witness Signature:    /s/ ACHIM BUCHLOH          /s/ DR. SIEGFRIED SATTELBERGER

Name:                 Achim Buchloh              Dr. Siegfried Sattelberger

Address:              Eisenacher Str. 14         Elsa-Brandstrom-Str. 33
                      42579 Heiligenhaus         90431 Nurnberg

Occupation:           Joint Managing Director    Joint Managing Director

SIGNED by for and on behalf of                                      )
GfE UMWELTTECHNIK GmbH                                              )
in the presence of:-                                                )


Witness Signature:   /s/ HANS HESS              /s/ DR. NORBERT KRUMMEN

Name:                Hans Hess                  Dr. Norbert Krummen

Address:             Chlodwigstr. 6             Ackerstr. 63
                     90431 Nurnberg             90513 Zirndorf

Occupation:          Joint Managing Director    Joint Managing Director

SIGNED by for and on behalf of                                      )
GfE GIE(BETA)EREI- UND STAHLWERKSBEDARF GmbH                        )
in the presence of:-                                                )

Witness Signature:   /s/ ACHIM BUCHLOH          /s/ FRANK JOSEF PRANGE

Name:                Achim Buchloh              Frank Josef Prange

Address:             Eisenacher Str. 14         Am Oberen Werth 72
                     42579 Heiligenhaus         40489 Dusseldorf

Occupation:          Joint Managing Director    Joint Managing Director

SIGNED by for and on behalf of                                      )
GfE METALLE UND MATERIALIEN GmbH                                    )
in the presence of:-                                                )


Witness Signature:   /s/ ACHIM BUCHLOH          /s/ DR. SIEGFRIED SATTELBERGER

Name:                Achim Buchloh              Dr. Siegfried Sattelberger

Address:             Eisenacher Str. 14         Elsa-Brandstrom-Str. 33
                     42579 Heiligenhaus         90431 Nurnberg

Occupation:          Joint Managing Director    Joint Managing Director

SIGNED by for and on behalf of                                      )
KERAMED MEDIZINTECHNIK GmbH                                         )
in the presence of:-                                                )


Witness Signature:   /s/ DR. WILFRIED GLIEN     /s/ MANFRED AUGUSTIN

Name:                Dr. Wilfried Glien         Manfred Augustin

Address:             Buttelbaum 3               Johannisring 8
                     07639 Bad Klosterlausitz   99441 Magdala

Occupation:          Joint Managing Director    Joint Managing Director

SIGNED by for and on behalf of                                      )
BANKBOSTON, N.A., LONDON BRANCH                                     )
in the presence of:-                                                )


Witness Signature:   /s/ ANDREW L. ROTENBERG

Name:                Andrew L. Rotenberg

Address:             39 Victoria Street
                     LONDON SWIH OEE

Occupation:          US LAWYER